SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

UNIVERSAL BIOENERGY, INC.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	333-123465	20-1770378
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

128 Biodiesel Drive	38858
Nettleton, MS
(Address of principal executive offices)	(Zip Code)

662-963-3333

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

On March 7, 2008, the Board of Directors approved a change in the Company’s fiscal year end from January 31 to December 31.  The Registrant will file an Annual Report on Form 10-K on or before March 31, 2008 to cover the period from January 1, 2007 to December 31, 2007.

UNIVERSAL BIOENERGY, INC.
(Registrant)

Date: March 7, 2008	By:	/s/ Richard Craven
Richard Craven
Chief Executive Officer of
Universal Bioenergy, Inc.